UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2026

Galaxy Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42655	87-0836313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 390-9216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	GLXY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 10, 2026, the Board of Directors (the “Board”) of Galaxy Digital Inc. (the “Company”) appointed Steven Bandrowczak, 65, to serve as a director of the Company, effective as of July 13, 2026. Mr. Bandrowczak’s initial term will expire at the Company’s 2027 annual meeting of stockholders and until Mr. Bandrowczak’s successor shall have been duly elected and qualified, or until his earlier death, resignation, disqualification, or removal. Upon his appointment, Mr. Bandrowczak will also serve as a member of the audit committee of the Board.
Mr. Bandrowczak has served as a Senior Advisor at Sol Consulting, a technology consulting firm, since May 2026. Previously, he served as Chief Executive Officer of Xerox Holdings Corporation (“Xerox”) from August 2022 until March 2026. He joined Xerox in June 2018 as President and Chief Operations Officer. Prior to Xerox, Mr. Bandrowczak served as Chief Operating Officer and Chief Information Officer at Alight Solutions from November 2016 to June 2018, where he was responsible for the application portfolio and technical infrastructure of the organization. Throughout his career, Mr. Bandrowczak also held senior leadership positions at various multi-billion-dollar global companies, including Avaya, Nortel, Lenovo, DHL and Avnet. Mr. Bandrowczak holds a B.S. in Computer Science from Long Island University and an M.S. in Technology Management from Columbia University.
Mr. Bandrowczak will participate in the Company’s non-employee director compensation program as described under “Non-Employee Director Compensation Arrangements” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2026 and incorporated by reference herein. Mr. Bandrowczak will also enter into the Company’s standard form of Indemnification Agreement, which is attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-4 filed with the SEC on January 28, 2022 (File No. 333-262378) and is incorporated by reference herein.
There is no arrangement or understanding between Mr. Bandrowczak and any other persons pursuant to which Mr. Bandrowczak was selected as a director and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Bandrowczak and any other director or executive officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY DIGITAL INC.

Date: July 13, 2026	By:	/s/Anthony Paquette
Anthony Paquette
Chief Financial Officer